EXHIBIT 99.1

Occidental Petroleum Corporation

Howard Weil
40th Annual Energy Conference
Stephen I. Chazen

President and Chief Executive Officer
March 27, 2012

2
Full Year 2011 Results - Summary
Full Year 2011 Results - Summary
	FY 2011	FY 2010
• Core Results	$6,828	$4,664
• Core EPS (diluted)	$8.39	$5.72

• Net Income	$6,771	$4,530
• Reported EPS (diluted)	$8.32	$5.56

• Oil and Gas production volumes (mboe/d) +4%	733	706

• Capital Spending	$7,518	$3,940
• Cash Flow from Operations	$12,281	$9,566

• Return on Equity	19.3%	14.7%
• Return on Capital Employed	17.2%	13.2%

($ in millions, except EPS data)
See attached for GAAP reconciliation

3
Overriding Goal is to Maximize Total Shareholder Return
• We believe this can be achieved through a combination of:
• Growing our oil and gas production by 5 to 8% per year on
 average over the long term;
• Allocating and deploying capital with a focus on achieving well above cost-of-capital returns (ROE and ROCE);
 – Return Targets*
 • Domestic - 15+%
 • International - 20+%
• Consistent dividend growth, that is superior to that of our peers.
*Assumes Moderate Product Prices
What Is Our Philosophy & Strategy?
What Is Our Philosophy & Strategy?

4
Oxy’s Three Main Performance Criteria -
Production Growth, Returns & Dividend Growth
• We finished a strong year in terms of the three main
 performance criteria outlined last quarter.
• Our domestic oil and gas production grew by about 12%
 for 2011 to 428 mboe/d.
 – 4Q11 domestic production of 449 mboe/d was the highest U.S. total production volume in Oxy’s history, reflecting the highest ever quarterly volume for liquids of 310 mb/d and the second highest quarterly volume for gas.
 – Total company production increased about 4% for the year.
• Our chemical business delivered exceptional results
 for the year, achieving one of their highest earnings
 levels ever.
• Our ROE was 19% for the year and ROCE was 17%.

5
Net Income Return on Assets
U.S. 14%
International 37%
Total E&P 20%
Cash Flow* Return on Assets
U.S. 21%
International 54%
Total E&P 29%
* Net Income + DD&A
5 Year Average
5 Year Average
Return on Assets
See attached for GAAP reconciliation
(2007 - 2011)

6
• Our ability to pay dividends is indicated by our free cash flow generation.
• Free cash flow after interest, taxes and capital spending, but before dividends, acquisitions and debt activity for
 2011 was about $4.8 billion.
• Last month the Board of Directors increased the
 company’s dividend 17% to an annualized rate of $2.16
 per share, compared to the previous annual rate of $1.84.

• We have now increased our dividend every year for 10
 consecutive years, and a total of 11 times during that
 period.
• This increase brings the company’s compound annual
 dividend growth rate over the last 10 years to 15.8%.
Consistent Dividend Growth
See attached for GAAP reconciliation

$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
15.8% CAGR
$0.50
$0.50
$0.52
$1.02
$0.55
$1.57
$0.65
$2.22
$0.80
$3.02
$0.94
$3.96
$1.21
$5.17
$1.31
$6.48
$1.47
$7.95
$1.84
$9.79
$2.16
$11.95
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012E
Annual Dividends Paid
Cumulative Dividends Paid

7
Consistent Dividend Growth
Note: Dividends paid as per the Record Date
($/share)

8
Worldwide Oil & Gas Producing Areas
Colombia
Colombia
Libya
Libya
Oman
Oman
UAE
UAE
Yemen
Yemen
Bolivia
Bolivia
Qatar
Qatar
Iraq
Iraq
Bahrain
Bahrain
Focus Areas
United States
United States
Permian
Permian
Basin
Basin
California
California

9
Oil & Gas Production - 1Q12 Outlook
Oil & Gas Production - 1Q12 Outlook
• During our 4Q11 earnings conference call held in late
 January, we indicated:
 – “At current prices, total 1Q12 sales volumes to be comparable to 4Q11 volumes of 749 mboe/d, depending on the scheduling
 of liftings.
 – Our 4Q11 Colombia production was 28 mb/d, up slightly
 from 3Q11 levels, although both periods included pipeline
 interruptions caused by insurgent activity.
 – In 1Q12, Colombia volumes should be about 3 mboe/d higher than 4Q11, although insurgent activity has picked up recently.”
• As a result of repeated pipeline interruptions caused
 by insurgent activity, we now expect our 1Q12
 Colombia production volumes to be about 23 mb/d,
 roughly 9 mb/d below capacity.

10
Oil & Gas Production *
Full Year 2011
(Million barrels of oil equivalent)
*Excludes Argentina
Oxy Is Primarily An Oil Company
Oxy Is Primarily An Oil Company
156
58%
193
72%
111
42%
74
28%

11
• About 60% of Oxy’s oil production tracks world oil prices
 and 40% is indexed to WTI. For example:
 – In California our realized price was 109% of WTI and 94% of
 Brent in 2011.
 – In Oman our average price was 104% of WTI and 89% of Brent.
• Our overall differentials for 2011, resulted in realized oil prices representing 103% of the average WTI and 88% of
 the average Brent price.
Realized Oil Prices & Differentials
Realized Oil Prices & Differentials

12
• We have ample legitimate opportunities in our domestic
 oil and gas business where we could deploy capital.
• We try to manage the program to a level that is realistic at current price levels, and as a result, have deferred some
 projects that otherwise would have met our hurdle rates.
• We continue to have substantial inventory of high return
 projects going forward to fulfill our growth objectives.
Capital Spending - 2012 Outlook

Chemicals &
Midstream
18%
California
23%
Exploration
6%
Permian
15%
MENA
20%
Midcontinent
and Other
15%
LatAm
3%

2011A Capital - $7.5 Billion

Chemicals &
Midstream
16%
California
20%
Exploration
6%
Permian
20%
MENA
21%
LatAm
3%
Midcontinent
and Other
14%

2012E Capital - $8.3 Billion

13
Capital Spending - 2012E vs. 2011 Actual
• We increased our capital program approximately 10% in 2012 to
 $8.3 billion from the $7.5 billion spent in 2011.
• About $500 million of this increase will be in the US, mainly in the
 Permian basin, and the rest in international projects including the
 Al Hosn gas project and Iraq.
• We will review our capital program around mid-year and adjust as conditions dictate.

14
• Base 5 - 8% Compounded Average Annual Growth
 – Current California risked prospects
 – Non-CO2 & CO2 in the Permian
 – Williston Basin
 – Oman
 – Iraq
• Upside from Existing Holdings
 – New California conventional and unconventional prospects
 – Permian exploration
 – Rockies
 – Oman exploration
• Additional opportunities from balance sheet and cash
 generation
 – Domestic properties acquisitions
 – New Middle East projects
Oil & Gas Volume Growth Drivers

15
• US oil and gas production -
 – In 1H12, we expect our domestic production to grow 3 to 4 mboe/d each month from the current quarterly average of 449 mboe/d, which would correspond to a 6 to 8 mboe/d increase per quarter.
 – 4Q11 was relatively free of significant operational disruptions resulting in better than expected domestic production. A more typical experience with respect to such issues could moderate the growth somewhat in 1Q12.
 – If the production growth rate continued at a comparable pace in
 2H12, our year-over-year average domestic production growth would be between 8% and 10% in 2012.
US Oil & Gas Production - 1H12 Outlook
US Oil & Gas Production - 1H12 Outlook

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Domestic Capital ($mm)
490
470
450
430
410
390
370
350
Thousand boe per day
9% Y-o-Y Production Growth
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12E
2Q12E

16
US Oil & Gas Capital and Production
$310
389
$403
403
$640
424
$704
436
$884
449
$1,100
456
463
Note: 1Q12E and 2Q12E production based on midpoint of guidance range of 6 to 8 mboe/d of production growth.
Capital (3 quarters earlier)
Production
$259

10.0%
US CapEx / US Capital Employed (%)
9% Y-o-Y Production Growth
Thousand boe per day

17
US Oil & Gas Capital and Production
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12E
2Q12E
CapEx as % of US Capital Employed (3 quarters earlier)
Production
0.0%
2.0%
4.0%
6.0%
8.0%
350
375
400
425
450
475
389
403
424
436
449
456
463
4.0%
Note: 1Q12E and 2Q12E production based on midpoint of guidance range of 6 to 8 mboe/d of production growth.
1.4%
1.7%
2.1%
3.0%
2.8%
3.3%

Oxy Operated Domestic Rig Counts
80
70
60
50
40
30
20
10
0
5
13
20
18
23
31
12
27
31+
Year-end 2010
Year-end 2011
2012 Exit Rate
California
Permian
Midcontinent and Other

18

38
72
70
Oxy’s US Operated Rig Activity
Oxy’s US operated rigs represent approximately 6% of the total Liquids directed rigs operating in the Lower 48.

19
California Overview
California Overview
Los Angeles
Los Angeles
Bakersfield
Bakersfield
Oxy Acreage
• Largest acreage holder in CA
 with ~1.7 mm acres, majority of
 which are net mineral interests.
• 2011 production of 138 mboe/d.
• 78% interest in the Elk Hills
 Field — the largest producer of
 gas and NGLs in CA.
• Currently operating ~30 drilling
 rigs in the state.
• Drilled ~675 wells and
 performed ~500 workovers in
 2011
• Construction of first new gas
 processing plant to be brought
 on line in 2012; building a
 second plant in the next 2 yrs.

2012E Total Capital - $8.3 Billion
• We currently expect the rig count to
 remain at ~30 in 1H12, roughly the same
 as what we were running at YE-2011;
• We are seeing improvement with
 respect to permitting issues in the state;
• We have received approved field rules
 and new permits for both injection wells
 and drilling locations;
• The regulatory agency is responsive
 and committed to working through the
 backlog of permits;
• We expect to maintain our capital
 program at current levels for about
 1H12, which will enable us to continue
 to grow our production volumes;
• We will reassess our capital program
 when the number of permits in hand
 allows it.
• In CA, we expect to spend about
 21% of our total capital program.
*Includes both oil & gas development and midstream capital.
California Capital Program
California Capital Program
20

21
California Conventional Exploration
• World Class Province
 – 35+ Billion BOE discovered
 – 5 of top 12 U.S. oil fields
• Significant Remaining Potential
 – Large undiscovered resources
 – Multiple play and trap types
• Underexplored
• Oxy
 – Major producer
 – Largest acreage holder
 – Successful explorer
 – Multi-year prospect inventory
Sources:
California Division of Oil, Gas & Geothermal Resources
Gibson Consulting
Oxy Fee/Lease
2 Billion BOE
20 Billion BOE
3 Billion BOE
10 Billion BOE
Major Producing
Basins
Sacramento
Sacramento
San
Francisco
San
Francisco
Los Angeles
Los Angeles
Bakersfield
Bakersfield

Field Size Distribution
High Potential
Bread & Butter

22
Field Size (MMBOE)
<0.1
0.1
1
10
100
1 Billion
10 Billion
Discovery Play
Oxy Play Type and Prospect Exposure
Sources:
California Division of Oil, Gas & Geothermal Resources
Occidental Estimates
California Field Sizes

Rose
North Shafter
Monument Junction
Bakersfield
Elk Hills
Buena Vista
Rail Road Gap
Ojai
Asphalto
Pacific
Ocean
Los Angeles
Wilmington

23
• Multi-year inventory of drill sites in
 CA, many of which are both outside
 of Elk Hills proper & the Kern County
 Discovery Area
• Expect to drill 80+ shale wells outside
 Elk Hills proper, and ~140 total shale
 wells including Elk Hills in 1H12
• 30-day initial production rate for
 these wells is between 300 and 400
 BOE per day
• For the shale wells outside Elk Hills,
 ~80% of the BOE production is a
 combination of black oil and high-
 value condensate
• Cost of drilling and completing the
 wells has run ~$3.5 million per well,
 which we expect to decline over time;
 largely vertical wells
California Unconventional “Shale” Program

Colorado
Kansas
Sheep Mountain
Hugoton
Bravo Dome
To Cushing, OK
New Mexico
Denver City Unit
Lubbock
Salt Creek
Indian Basin Area
Cogdell
Hobbs
Midland
Sharon Ridge
Seminole
Texas
Oxy Acreage
CO_2 Pipelines
Oil Pipelines

24
Permian Basin Overview
• 2011 production of 198,000 boe/d
• Largest oil producer in Permian
 (~15% net share of total)
• Largest operator in Permian
 (of 1,500+ operators)
• Drilled ~409 wells on operated
 properties in 2011
• ~64% of Oxy’s Permian oil
 production is from CO2 related
 EOR projects
• Have another 2.5 BBOE of likely
 recoverable resource
• 1.7 bcf/d (0.5 tcf/year) of CO2
• Ample supply of CO2 accelerates
 project implementations

2012E Total Capital - $8.3 Billion
• Our rig count at year-end 2011
 was 23;
• We expect our rig count to ramp up
 during the year to around 27 rigs by
 year end;
• Our CO2 flood capital should remain
 comparable to the 2011 levels;
• In our non-CO2 operations we are
 seeing additional opportunities for
 good return projects;
• This includes an extensive Wolfberry
 drilling program, as well as
 Delaware/Bone Springs sands
 and Avalon Shale;
• As a result, we have stepped up
 their development program and 2012
 capital will be about 75% higher than
 the 2011 level.
• In the Permian operations, we
 expect to spend about 20% of
 our total capital.
*Includes both oil & gas development and midstream capital.
Permian Basin Capital Program
25

- **Permian properties initially had 11.9 BBO net in place**

26
• 4.1 BBO have been
 produced,
• leaving 7.8 BBO net
 remaining
4.6 BBO
3P Reserves
EOR Likely
EOR Potential
0.8 BBO
1.4 BBO
1.0 BBO
Residual
7.8 BBO Net Remaining
Permian EOR Opportunities

Midcontinent
and Other
14%

- *2011 production of 92,000 boe/d;*
- *Oxy holds over 2.4 mm net acres in the midcontinent region;*
- *In Williston we increased our acreage in 2011 from 204,000 to 277,000 acres;*
- *We expect that our Williston rig count will be about 6 by the end of 2012;*
- *Additional capital that could reasonably be deployed here has been shifted to higher return opportunities in California and the Permian; This may also encourage Bakken well costs to decline;*
- *Due to extremely weak US natural gas prices, we are cutting back our pure gas drilling in the Midcontinent, South Texas and the Permian.*

2012E Total Capital - $8.3 Billion
• In the Midcontinent and Other
 operations, we plan to spend about
 14% of our total capital program.
Midcontinent and Other Capital Program
*Includes both oil & gas development and midstream capital.
27

International Development 30%*
Exploration 6%

- *The Al Hosn gas project will continue to increase spending in 2012 as originally planned, making up about 7% of our total capital program.*
- *The rest of the international operations capital will be comparable to 2011, with modest increases expected in Iraq and Libya.*
- *Exploration capital should increase about 10% over the 2011 spending levels and represent 6% of the total capital program.*
- *The focus of the exploration program domestically will continue to be in CA and in the Permian & Williston basins, with additional activity in Oman and Bahrain.*

2012E Total Capital - $8.3 Billion
International Development and, Exploration
Capital Program
International Development and, Exploration
Capital Program
• Total international development
 capital will be about 30% of the
 total company capital program.
*Includes both oil & gas development and midstream capital.
28

29
Abu Dhabi - Al Hosn Gas Project (Shah Field)
29
• Shah Gas Field one of the largest in
 the Middle East;
• Oxy holds a 40% participating
 interest under a 30-year contract;
• The project involves development of
 high-sulfur content reservoirs within
 the Shah field, located onshore
 ~180 km so. west of Abu Dhabi;
• Production start-up is scheduled in
 late 2014;
• Anticipated to produce over 500
 mmcf/d of sales gas and 50 mboe/d
 of NGLs and condensate - of which
 Oxy’s net share would be over 200
 mmcf/d of gas and over 20 mboed of
 NGLs and condensate;
• Spending for the project will rise in
 2012 as planned, making up ~7% of
 our total capital program.

UAE
Gulf of Oman
Safah
9
27
Block 62
62
Muscat
Saudi Arabia
Oman
Mukhaizna
53
Arabian Sea

30
• World Class Steam flood project;
• 2 B bo ROIP;
• Discovered in 1975 in South
 Central Oman;
• Oxy assumed operation
 September 1, 2005 at 8,500 b/d;
• Steam flood commenced May
 2007, and had drilled 1,400+ new
 wells through 2011;
• Gross Production: ~124,000 b/d at
 year-end 2011;
• Oxy plans to steadily increase
 production through continued
 expansion of the steam flood
 project.
!
Oxy Oman - Mukhaizna Project

Mboepd
250
200
150
100
50
0
1 2 3 6 12 19 24 26 27 31 35 36 40 42 50 44 39 41 45 46 70 87 97 100 115 154 192 212
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
Blocks 9/27
Mukhaizna

31
Oxy Oman Gross Production Growth

32
1. Base/Maintenance Capital
2. Dividends
3. Growth Capital
4. Acquisitions
5. Share Repurchase
Cash Flow Priorities

$14,900
$600
$7,500
$2,200
$1,400
$600
$3,800
Available Cash
Net Debt Issuance
Capex
Acquisitions (Includes Shah)
Dividends
Other
Ending Cash Balance 12/31/11

33

Summary - 2011 Cash Flow
Summary - 2011 Cash Flow
– Free cash flow from continuing operations after capex and dividends, but before acquisition and debt activity, was about $3.4 billion.
Note: See attached GAAP reconciliation.
($ in millions)
Cash Flow
From
Operations
$12,300
Shah - $500
Beginning
Cash $2,600
12/31/10

34
• Company’s core business is acquiring assets that can
 provide future growth through improved recovery.
 – Foreign contracts
 – Domestic add-ons
 – Small incremental additions to production in short term
• Generate returns of at least 15% in the US and 20% overseas.
• Overall average finding & development costs of less than
 25% of selling price.
• Even with the additional capital shown, program will
 generate a significant amount of free cash flow.
• Acquisitions are measured against reinvesting in the existing business with the goal of enhancing company value.
• Large number of opportunities over 5-year period.
Acquisition Strategy

35
• 5 - 8% base annual production growth over the long term
• Opportunity for additional volume growth
• Returns on invested capital significantly in excess of
 Company’s cost of capital
• Consistent, annual increases in dividends
• Significant financial flexibility for opportunities in distressed periods
• Conservative financial statements
• Committed to generating stock market value which is greater than earnings retained
• We believe this will generate top quartile returns for our shareholders
Oxy - Investment Attributes

36
Oxy’s Shareholder Equity versus Equity Market Value
3 - Year
5 - Year
10 - Year
Change in Equity
Market Value
($ in millions)
A History of Generating Shareholder Value
Creating Shareholder Value
Market Value per $ of Equity Retained
Change in
Shareholder Equity
Financial Data for period ended December 31, 2011.
$27,385
$10,303
$34,978
$18,092
$66,066
$31,994
2.7
1.9
2.1

Portions of this presentation contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for
Occidental’s products; general domestic political and regulatory approval conditions; political events; not successfully completing, or any material delay of, any development of new fields, expansion projects, capital expenditures, efficiency-
improvement projects, acquisitions or dispositions; potential failure to achieve expected production from existing and future oil and gas development projects; exploration risks such as drilling unsuccessful wells; any general economic recession or slowdown domestically or internationally; higher-than-expected costs; potential liability for remedial actions under existing or future environmental regulations and litigation; potential liability resulting from pending or future litigation; general domestic and international political conditions; potential disruption or interruption of Occidental’s production or manufacturing or damage to facilities due to accidents, chemical releases, labor unrest, weather, natural disasters or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates.  The United States Securities and Exchange Commission
(SEC) permits oil and natural gas companies, in their SEC filings, to disclose only reserves anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. We use certain terms in this presentation, such as net-in-place, net risked reserves, de-risked, EUR (expected ultimate recovery), likely recoverable resources, net remaining and oil in place, that the SEC’s guidelines strictly prohibit us from using in our SEC filings. These terms represent our internal estimates of volumes of oil and gas that are not proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques and are not intended to correspond to probable or possible reserves as defined by SEC regulations. By their nature these estimates are more speculative than proved, probable or possible reserves and subject to greater risk they will not be realized. You should not place undue reliance on these forward
-looking statements, which speak only as of the date of this presentation. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise.
U.S. investors are urged to consider carefully the disclosures in our 2010 Form 10-K, available through the following toll-free number 1-888-OXYPETE (1-888-699-7383) or on the internet at http://www.oxy.com. You also can obtain a copy form the
SEC by calling 1-800-SEC-0330. We post or provide links to important information on our website including investor and analyst presentations, certain board committee charters and information that SEC requires companies and certain of its officers and directors to file or furnish. Such information may be found in the “Investor Relations” and “Social Responsibility” portions of the website.
Cautionary Statement
37

Occidental Petroleum Corporation
38

Occidental Petroleum Corporation
Reconciliation to Generally Accepted Accounting Principles (GAAP)
For the Twelve Months Ended December 31,
($ Millions)

	2011		2010
		Diluted		Diluted
		EPS		EPS
Reported Income	$6,771	$5.56	$4,530	$5.56
Add: significant items affecting earnings
Asset impairments	-		275
Libya exploration write-off	35		-
Gain on sale of Colombia pipeline interest	(22)		-
Foreign tax	29		-
Premiuim on debt extinguishments	163		-
Tax effect of pre-tax adjustments	(50)		(100)
State income tax charge	33		-
Benefit from foreign tax credit carry-forwards	-		(80)
Discontinued operations, net *	(131)		39
Core Results	$6,828	$8.39	$4,664	$5.72

* Amount shown after-tax

Average Diluted Common Shares Outstanding		812.9		813.8

Occidental Petroleum Corporation
Return on Capital Employed (ROCE)
Reconciliation to Generally Accepted Accounting Principles (GAAP)

	2010	2011
RETURN ON CAPITAL EMPLOYED (%)	13.2	17.2

GAAP measure - net income attributable	4,530	6,771
to common stock
Interest expense	93	284
Tax effect of interest expense	(33)	(99)
Earnings before tax-effected interest expense	4,590	6,956

GAAP stockholders' equity	32,484	37,620

Debt	5,111	5,871

Total capital employed	37,595	43,491

ROCE	13.2	17.2

Occidental Petroleum Corporation
Oil & Gas
Return on Assets
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions)
						5-Year
	2007	2008	2009	2010	2011	Average

Revenues	12,583	17,378	10,984	14,245	18,419	14,722
Production costs	2,011	2,428	2,214	2,622	3,428	2,541
Other operating expense	516	536	628	655	838	635
Depreciation, depletion and amortization	1,754	1,993	2,258	2,668	3,064	2,347
Taxes other than income	401	569	413	472	590	489
Charges for impairments	58	81	-	275	-	83
Exploration expenses	361	308	254	262	258	289
Pretax income	7,482	11,463	5,217	7,291	10,241	8,339
Income tax expense	3,121	4,426	1,972	2,845	3,834	3,240
Results of operations	4,361	7,037	3,245	4,446	6,407	5,099
Depreciation, depletion and amortization	1,754	1,993	2,258	2,668	3,064	2,347
Charges for impairments	58	81	-	275	-	83
Gross Cash	6,173	9,111	5,503	7,389	9,471	7,529

Capitalized costs
Current year	19,137	24,216	25,228	29,901	37,490
Prior year	17,375	19,137	24,216	25,228	29,901
Average capitalized costs	18,256	21,677	24,722	27,565	33,696	25,558

5-Year Average	U.S.	International	Total
Results of operations	2,705	2,394	5,099	(a)
Depreciation, depletion and amortization	1,307	1,040	2,347
Charges for impairments	67	16	83
Gross Cash	4,079	3,450	7,529	(b)

Average capitalized costs	19,151	6,407	25,558	(c)

Net income return on assets (a) / (c)	14%	37%	20%

Cash flow return on assets (b) / (c)	21%	54%	29%

Occidental Petroleum Corporation
Free Cash Flow
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions)
Twelve Months
2011
Consolidated Statement of Cash Flows
Cash flow from operating activities	12,281
Cash flow from investing activities	(9,903)
Cash flow from financing activities	(1,175)
Change in cash	1,203

Free Cash Flow
Cash flow from operating activities - continuing operations	12,306
Capital spending	(7,518)
Free cash flow before dividends	4,788
Dividends	(1,436)
Free cash flow after dividends	3,352